Vanguard® Energy Opportunities Fund
Schedule of Investments (unaudited)
As of April 30, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.1%)
Brazil (1.3%)
	Petroleo Brasileiro SA - Petrobras	8,668,125	95,805
Canada (0.7%)
	Cameco Corp.	459,424	56,528
France (12.1%)
	Engie SA (XPAR)	11,432,656	376,849
	TotalEnergies SE (TQEX)	3,643,170	338,718
	TotalEnergies SE (XNYS) ADR	2,230,511	206,791
			922,358
Germany (2.2%)
	E.ON SE	7,669,434	170,297
India (1.9%)
	Reliance Industries Ltd.	5,528,264	83,844
	Power Grid Corp. of India Ltd.	17,438,804	58,725
			142,569
Italy (4.1%)
	Enel SpA	15,644,663	182,662
	Tenaris SA ADR	1,742,679	111,357
	Tenaris SA	689,965	22,025
			316,044
Japan (1.1%)
	Kansai Electric Power Co. Inc.	5,173,078	82,873
Norway (1.4%)
	Equinor ASA	1,968,840	80,127
	Equinor ASA ADR	630,339	25,686
			105,813
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (1.6%)
	Iberdrola SA (XMAD)	5,047,139	118,326
United Kingdom (11.6%)
	Shell plc (XLON)	8,189,511	372,351
	National Grid plc	12,947,157	231,761
	SSE plc	5,457,654	195,408
*	Glencore plc	11,230,483	87,281
			886,801
United States (61.1%)
	Exxon Mobil Corp.	4,249,596	655,840
	Marathon Petroleum Corp.	1,473,273	365,799
	Chevron Corp.	1,568,399	303,187
	Targa Resources Corp.	1,134,616	295,091
	Williams Cos. Inc.	3,821,582	291,625
	Shell plc ADR	3,189,760	289,216
	Sempra	2,953,487	280,936
	American Electric Power Co. Inc.	1,777,228	243,676
	Diamondback Energy Inc.	1,169,111	240,404
	Duke Energy Corp.	1,793,854	232,394
	Dominion Energy Inc.	3,588,395	231,451
	Southern Co.	2,345,992	226,857
	NextEra Energy Inc.	2,173,493	212,741
	Coterra Energy Inc.	5,920,565	212,607
	Exelon Corp.	2,853,072	131,213
	Atmos Energy Corp.	689,626	131,015

		Shares	Market Value ($000)
	ONEOK Inc.	1,116,262	103,210
	Constellation Energy Corp.	196,645	61,550
	Cheniere Energy Inc.	223,603	61,480
	Vistra Corp.	297,527	46,962
	SLB Ltd.	756,527	43,031
			4,660,285
Total Common Stocks (Cost $4,682,353)			7,557,699
Temporary Cash Investments (0.6%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund, 3.685%	596	60
		Face Amount ($000)
Repurchase Agreement (0.6%)
	NatWest Markets plc, 3.640%, 5/1/2026 (Dated 4/30/2026, Repurchase Value $44,905, collateralized by U.S. Treasury Obligations 3.500%, 2/15/2029, with a value of $45,798)	44,900	44,900
Total Temporary Cash Investments (Cost $44,959)			44,960
Total Investments (99.7%) (Cost $4,727,312)			7,602,659
Other Assets and Liabilities—Net (0.3%)			21,791
Net Assets (100%)			7,624,450
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of April 30, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	4,812,616	—	—	4,812,616
Common Stocks—Other	343,834	2,401,249	—	2,745,083
Temporary Cash Investments	60	44,900	—	44,960
Total	5,156,510	2,446,149	—	7,602,659